UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 11, 2003

Hines Horticulture, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24439	33-0803204
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

12621 Jeffrey Road, Irvine, California 92620

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:    (949) 599-4444

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On September 11, 2003, Hines Horticulture, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued September 11, 2003, entitled, “Hines Horticulture, Inc. Announces Intended Debt Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HINES HORTICULTURE, INC.

Date: September 11, 2003	By:	/s/ CLAUDIA M. PIEROPAN
Claudia M. Pieropan Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

99.1    Press release issued September 11, 2003, entitled, “Hines Nurseries, Inc. Announces Intended Debt Offering.”